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Exhibit 99.1

AQUILA, INC.

LETTER OF TRANSMITTAL

Offer of Premium Upon
Conversion of up to an Aggregate of 13,800,000
Premium Income Equity SecuritiesSM ("PIESSM") (CUSIP 03840P 40 9)
Pursuant to the Premium Offer Prospectus dated June 2, 2005

THE PREMIUM OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON JULY 6, 2005 (THE "EXPIRATION DATE"), UNLESS THE PREMIUM OFFER IS EXTENDED OR EARLIER TERMINATED. YOU MAY WITHDRAW PIES THAT YOU TENDER AT ANY TIME BEFORE THE EXPIRATION DATE. IN ADDITION, YOU MAY WITHDRAW ANY TENDERED PIES AFTER JULY 29, 2005, IF THE COMPANY HAS NOT ACCEPTED THEM FOR CONVERSION.

The Exchange Agent for the Premium Offer is:

UNION BANK OF CALIFORNIA, N.A.

PLEASE READ CAREFULLY THE ACCOMPANYING INSTRUCTIONS

If you desire to accept the Premium Offer, this Letter of Transmittal should be completed, signed and submitted to
the Exchange Agent as follows:

By Hand, Courier or Mail:
Union Bank of California, N.A.
Corporate Trust Department
120 South San Pedro Street, 4th Floor
Los Angeles, CA 90012
Attention: Corporate Trust Operations

By Facsimile:
Attention: Corporate Trust Operations
(213) 972-5695

Confirm By Telephone:
(213) 972-5660

Delivery of this Letter of Transmittal to an address, or transmission of this Letter of Transmittal via facsimile, other than as set forth above will not constitute a valid delivery.

IF YOU WISH TO TENDER PIES FOR CONVERSION PURSUANT TO THE PREMIUM OFFER, UPON THE TERMS AND SUBJECT TO THE CONDITIONS SET FORTH IN PREMIUM OFFER PROSPECTUS, DATED JUNE 2, 2005 OF AQUILA, INC. (THE "COMPANY") AND THIS LETTER OF TRANSMITTAL, YOU MUST VALIDLY TENDER (AND NOT WITHDRAW) SUCH PIES TO THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

"Premium Income Equity Securities" and "PIES" are service marks of Lehman Brothers Inc.

        The undersigned hereby acknowledges receipt of the premium offer prospectus, dated June 2, 2005 (the "Premium Offer Prospectus"), of Aquila, Inc., a Delaware corporation (the "Company"), and this Letter of Transmittal, which together set forth the terms and conditions of the premium offer (the "Premium Offer") relating to the offer by the Company to deliver a premium to holders of PIES, payable in shares of the Company's common stock, for each PIES validly tendered for conversion and accepted, upon the terms and subject to the conditions set forth in the Premium Offer. The premium will be in addition to the 8.0386 shares of the Company's common stock into which each PIES will convert in accordance with the terms of the PIES upon exercise of the optional conversion right. The additional number of shares of the Company's common stock that you will receive as a premium will be fixed after 5:00 p.m. New York City time on Friday, July 1, 2005, pursuant to the pricing formula set forth in the Premium Offer Prospectus, and announced prior to the opening of trading on Tuesday, July 5, 2005. The Premium Offer Ratio will be subject to a maximum of 9.8039 shares of common stock per PIES. Certain terms used but not defined herein have the meanings ascribed to them in the Premium Offer Prospectus.

        The Company reserves the right, at any time or from time to time, to extend the Premium Offer at its discretion, in which event the term "Expiration Date" shall mean the latest time to which the Premium Offer is extended. The Company shall give notice of any extension by giving written notice to the Exchange Agent and by making a public announcement by press release prior to 9:00 a.m., New York City time, on the next business day following the previously scheduled expiration date. The term "business day" shall mean any day that is not a Saturday, Sunday or day on which banks are authorized by law to close in the State of New York.

        This Letter of Transmittal is to be used by a holder of PIES if delivery of PIES is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company ("DTC") pursuant to the procedures set forth in the Premium Offer Prospectus in the section entitled "The Premium Offer—Procedures for Tendering PIES." The term "holder" as used in this Letter of Transmittal means any person whose name appears on a DTC security position listing as a holder of PIES. Tenders by book-entry transfer may also be made by delivering an Agent's Message (as defined below) pursuant to DTC's Automated Tender Offer Program in lieu of this Letter of Transmittal. DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

        By causing PIES to be credited to the Exchange Agent's account at DTC in accordance with DTC's procedures for transfer, including the transmission by DTC of an agent's message to the Exchange Agent, the holder will be deemed to confirm, on behalf of itself and the beneficial owners of such PIES, all provisions of this Letter of Transmittal applicable to it and such beneficial owners as fully as if it had completed the information required herein and executed and delivered this Letter of Transmittal to the Exchange Agent. As used herein, the term "Agent's Message" means a message, electronically transmitted by DTC to and received by the Exchange Agent, and forming a part of the book-entry confirmation, which states that DTC has received an express acknowledgement from a holder of PIES stating that such holder has received and agrees to be bound by, and makes each of the representations and warranties contained in, this Letter of Transmittal and, further, that such holder agrees that the Company may enforce this Letter of Transmittal against such holder.

SIGNATURES MUST BE PROVIDED.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY, WHICH INSTRUCTIONS FORM A PART OF THE TERMS AND CONDITIONS OF THE PREMIUM OFFER.

Ladies and Gentlemen:

        1.     The undersigned hereby tenders to the Company the PIES described in the box entitled "Description of PIES Tendered" for conversion pursuant to the Company's Premium Offer, upon the terms and subject to the conditions contained in the Premium Offer Prospectus, receipt of which is hereby acknowledged, and in this Letter of Transmittal. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of the Company in connection with the Premium Offer) with respect to the conversion of the tendered PIES with full power of substitution and to deliver all accompanying evidences of transfer and authenticity, all in accordance with the terms of the Premium Offer. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

        2.     THE UNDERSIGNED HEREBY REPRESENTS AND WARRANTS THAT (a) THE UNDERSIGNED HAS FULL POWER AND AUTHORITY TO TENDER THE PIES FOR CONVERSION AND TO ACQUIRE THE SHARES OF THE COMPANY'S COMMON STOCK ISSUABLE UPON THE CONVERSION OF SUCH TENDERED PIES; AND (b) EITHER (i) UPON THE CONVERSION OF THE PIES TENDERED HEREBY, THE BENEFICIAL OWNER OF SUCH PIES (THE "OWNER") WILL NOT BENEFICIALLY OWN IN EXCESS OF 9.9% OF THE AGGREGATE NUMBER OF SHARES OF THE COMPANY'S COMMON STOCK OUTSTANDING IMMEDIATELY AFTER GIVING EFFECT TO SUCH CONVERSION OR (ii) THIS LETTER OF TRANSMITTAL SETS FORTH (A) THE NUMBER OF SHARES OF COMMON STOCK THAT THE OWNER WILL BENEFICIALLY OWN IMMEDIATELY PRIOR TO THE CONVERSION OF THE TENDERED PIES, EXCLUDING SHARES ISSUED ON CONVERTED PIES, (B) THE NUMBER OF PIES BEING TENDERED HEREBY, (C) THE NUMBER OF PIES BEING TENDERED BY THE OWNER THROUGH OTHER DTC PARTICIPANTS, AND (D) THAT THE UNDERSIGNED IS REQUESTING THAT THE COMPANY DOES NOT ACCEPT FOR CONVERSION ANY PIES TO THE EXTENT THAT UPON CONVERSION OF SUCH PIES THE OWNER'S BENEFICIAL OWNERSHIP OF THE COMPANY'S COMMON STOCK WILL EXCEED 9.9% OF THE AGGREGATE NUMBER OF SHARES OF THE COMPANY'S COMMON STOCK OUTSTANDING FOLLOWING THE PREMIUM OFFER.

        3.     The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the conversion of the PIES tendered hereby.

        4.     For purposes of the Premium Offer, the Company shall be deemed to have accepted for conversion validly tendered PIES when, as and if the Company gives oral (promptly confirmed in writing) or written notice thereof to the Exchange Agent. Any tendered PIES that are not accepted for conversion pursuant to the Premium Offer for any reason will be credited to the undersigned's DTC account as promptly as practicable after the Expiration Date.

        5.     All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned, and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, successors and assigns.

        6.     The undersigned acknowledges that the acceptance of properly tendered PIES by the Company pursuant to the procedures described in the section of the Premium Offer Prospectus entitled "The Premium Offer—Procedures for Tendering PIES" and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Premium Offer.

        7.     Unless otherwise indicated under "Special Issuance Instructions," please issue common stock of the Company to the undersigned or, in the case of book-entry delivery of PIES not accepted for conversion, please credit the undersigned's DTC account indicated below. Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail or deliver common stock of the Company to the undersigned at the address shown below the undersigned's signature. In the event that both "Special Issuance Instructions" and/or "Special Delivery Instructions" are completed, please issue the common stock of the Company in the name(s) of the person(s) so indicated, and credit the DTC account so indicated for any PIES not accepted for conversion. The undersigned recognizes that the Company has no obligation pursuant to the "Special Issuance Instructions" and "Special Delivery Instructions" to transfer any PIES from the DTC account of the holder(s) thereof if the Company does not accept for conversion any of the PIES so tendered. The undersigned acknowledges and agrees that the Company and the Exchange Agent may, in appropriate circumstances, defer effecting transfer of PIES, and may retain such PIES, until, among other things, satisfactory evidence of payment of transfer taxes payable on account of such transfer by the undersigned, or exemption therefrom, is received by the Exchange Agent.

THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PREMIUM OFFER PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE INFORMATION AGENT, THE ALTMAN GROUP, TOLL-FREE AT (800) 461-9316.

List below the PIES to which this Letter of Transmittal relates. A separate Letter of Transmittal will be required for each beneficial owner. It is understood that the DTC Participant is relying on the representations made by the beneficial owner with respect to the number of shares of the Company's common stock the beneficial owner of tendered PIES will own immediately prior to the conversion of the PIES and the number of PIES the beneficial owner is tendering that are held by other DTC participants.

DESCRIPTION OF PIES TENDERED FOR CONVERSION AND OWNERSHIP OF COMMON STOCK

Name of DTC Participant and such Participant's DTC Account Number in which the PIES are Held (Please Fill In Blank)

Number of PIES Tendered

Number of Shares of the Company's Common Stock the Beneficial Owner of Tendered PIES will Beneficially Own Immediately Prior to the Conversion of the Tendered PIES, Excluding Shares Issued on Converted PIES

Number of PIES the Beneficial Owner is Tendering That are Held by Other DTC Participants

METHOD OF DELIVERY

The tendered PIES are being delivered by book-entry transfer made to an account maintained by the Exchange Agent with DTC (for use by eligible institutions only):

Name of Tendering Institution:

Account Number:

Transaction Code Number:

By crediting PIES to the Exchange Agent's account at DTC in accordance with DTC's Automated Tender Offer Program ("ATOP") and by complying with applicable ATOP procedures with respect to the Premium Offer, including transmitting an Agent's Message to the Exchange Agent in which the Holder of PIES acknowledges and agrees to be bound by the terms of this Letter of Transmittal, the participant in ATOP confirms on behalf of itself and the beneficial owners of such PIES all provisions of this Letter of Transmittal applicable to it and such beneficial owners as if it had completed the information required herein and executed and transmitted this Letter of Transmittal to the Exchange Agent.

SPECIAL ISSUANCE INSTRUCTIONS

(See Instructions 4 and 5)

        To be completed ONLY (i) if common stock of the Company issued upon conversion of PIES is to be issued in the name of someone other than the undersigned, or (ii) if PIES tendered by book-entry transfer that are not accepted for conversion are to be returned by credit to an account maintained at DTC other than the account indicated above.

Issue common stock of the Company to:

Name:	(Type or Print)
Address:	(Include Zip Code)
(Tax Identification or Social Security Number) (Complete Substitute Form W-9)

Credit unaccepted PIES delivered by book-entry transfer to DTC account number set forth below:

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 4 and 5)

        To be completed ONLY if common stock of the Company issued upon conversion of PIES is to be mailed or delivered to someone other than the undersigned, or to the undersigned at an address other than that shown below the undersigned's signature.

Mail or deliver common stock of the Company to:

Name:	(Type or Print)
Address:	(Include Zip Code)
(Tax Identification or Social Security Number) (Complete Substitute Form W-9)

IMPORTANT

PLEASE SIGN HERE
(Complete Accompanying Substitute Form W-9)

(Signature of Holders of PIES):

Dated:                    , 2005

        (The above lines must be signed by the holder of PIES as the name appears on the DTC security position listing. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must set forth his or her full title below and, unless waived by the Company, submit evidence satisfactory to the Company of such person's authority so to act. See Instruction 4 regarding completion of this Letter of Transmittal.)

Name:

(Please Type or Print)

Capacity:

Address:

(Include Zip Code)

Area Code and Telephone Number:

SIGNATURE GUARANTEE (If Required by Instruction 3)

Certain Signatures Must be Guaranteed by an Eligible Institution

(Name of Eligible Institution Guaranteeing Signatures)

(Address, including zip code, of Eligible Institution)

(Telephone Number, including area code, of Eligible Institution)

(Authorized Signature)

(Printed Name)

(Title)

Dated:

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE PREMIUM OFFER

        1.     Delivery of this Letter of Transmittal and Book-Entry Confirmations

        Any confirmation of a book-entry transfer to the Exchange Agent's account at DTC of PIES tendered by book-entry transfer (a "Book-Entry Confirmation"), as well as a properly completed and duly executed copy of this Letter of Transmittal (or facsimile hereof) or Agent's Message in lieu thereof, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein prior to the Expiration Date.

        The method of delivery of this Letter of Transmittal and all other required documents to the Exchange Agent is at the election and risk of the holder and, except as otherwise provided below, delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If such delivery is by mail, it is recommended that registered mail, properly insured, with return receipt requested, be used. Instead of delivery by mail, it is recommended that the holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure delivery to the Exchange Agent before the Expiration Date. No Letter of Transmittal should be sent to the Company.

        2.     Tender by Holder

        Only a DTC participant may tender PIES in the Premium Offer. Any beneficial owner of PIES who wishes to tender should arrange for its DTC participant to execute and deliver this Letter of Transmittal on its behalf or to deliver an agent's message on its behalf pursuant to DTC's Automated Tender Offer Program.

        3.     Signatures on this Letter of Transmittal; Guarantee of Signatures

        If this Letter of Transmittal (or facsimile hereof) is signed by a DTC participant, the signature must correspond with the name as it appears on the DTC security position listing as the holder of the PIES.

        If this Letter of Transmittal (or facsimile hereof) is signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, evidence satisfactory to the Company of their authority to act must be submitted with this Letter of Transmittal.

        No signature guarantee is required if:

  •
  this Letter of Transmittal (or facsimile hereof) is signed by a DTC participant whose name appears on a DTC security position listing as the holder of the tendered PIES and neither the box entitled "Special Delivery Instructions" nor the box entitled "Special Issuance Instructions" has been completed; or

  •
  such PIES are tendered for the account of a member firm of a registered national securities exchange or of a correspondent in the United States, or an eligible guarantor institution within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (an "Eligible Institution").

        In all other cases, all signatures on this Letter of Transmittal (or facsimile hereof) must be guaranteed by an Eligible Institution that is a member of or participates in the Security Transfer Agent Medallion Program or such other signature guarantee program as may be acceptable to the Company.

        4.     Special Issuance and Delivery Instructions

        Tendering holders should indicate, in the applicable box or boxes, the name and address (or DTC account) to which common stock of the Company or PIES not accepted for conversion are to be issued or sent, if different from the name and address (or account number) of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

        5.     Transfer Taxes

        The Company will pay all transfer taxes, if any, applicable to the conversion of PIES pursuant to the Premium Offer. If, however, PIES not accepted for conversion are to be delivered to, or are to be issued in the name of, any person other than the holder of the PIES tendered hereby, or if a transfer tax is imposed for any reason other than the conversion of PIES pursuant to the Premium Offer, then the amount of any such transfer taxes will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

        EXCEPT AS PROVIDED IN THIS INSTRUCTION 5, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE PIES LISTED IN THIS LETTER OF TRANSMITTAL.

        6.     Tax Identification Number

        Federal income tax generally requires that a tendering holder whose PIES are accepted for conversion must provide the Company (as payor) with such holder's correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 below, which in the case of a tendering holder who is an individual, is his or her social security number. If the Company is not provided with the current TIN or an adequate basis for an exemption, such tendering holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, delivery to such tendering holder of common stock of the Company may be subject to backup withholding in an amount equal to 28% of all reportable payments made. Such reportable payments generally will be subject to information reporting, even if the payer is provided with a TIN. If withholding results in an overpayment of taxes, a refund may be obtained.

        Exempt holder of PIES (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the "W-9 Guidelines") for additional instructions.

        To prevent backup withholding, each tendering holder of PIES must provide its correct TIN by completing the "Substitute Form W-9" set forth below, certifying that the holder is a U.S. person (including a U.S. resident alien), that the TIN provided is correct (or that such holder is awaiting a TIN) and that (1) the holder is exempt from backup withholding, (2) the holder has not been notified by the Internal Revenue Service that such holder is subject to a backup withholding as a result of a failure to report all interest or dividends or (3) the Internal Revenue Service has notified the holder that such Holder is no longer subject to backup withholding. If the tendering holder of PIES is a nonresident alien or foreign entity not subject to backup withholding, such holder must give the Company a completed Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding, or if applicable, Form W-8ECI, Certificate of Foreign Person's Claim for Exemption From Withholding on Income Effectively Connected with the Conduct of a Trade or Business in the United States. These forms may be obtained from the Exchange Agent. If the PIES are in more than one name or are not in the name of the actual owner, such holder should consult the W-9 Guidelines for information on which TIN to report. If such holder should consult the W-9 Guidelines for instructions on applying for a TIN, check the box in Part 2 of the Substitute Form W-9 and write "applied for" in lieu of its TIN.

        7.     Validity of Tenders

        The Company will determine in its sole discretion all questions as to the validity, form, eligibility (including time of receipt), acceptance, and withdrawal of tendered PIES. The Company reserves the absolute right to reject any and all PIES not properly tendered or any PIES the acceptance for conversion of which may, in the opinion of the Company's counsel, be unlawful. The Company also reserves the right to waive any defects or irregularities of tender of any particular PIES either before or after the Expiration Date. The interpretation of the terms and conditions by the Company of the Premium Offer (which includes this Letter of Transmittal and the instructions hereto) shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tender of PIES must be cured within such time as the Company shall determine. Neither the Company, the Exchange Agent, nor any other person shall have any duty or will incur any liability for failure to notify a holder of defects or irregularities. Tenders of PIES will not be considered to have been made until any defects or irregularities have been cured or waived.

        Any PIES received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be credited to the tendering holder's DTC account by the Exchange Agent unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

        8.     Waiver of Conditions

        Except for the nonwaivable conditions set forth in the section of the Premium Offer Prospectus entitled "The Premium Offer—Conditions to the Premium Offer," the Company reserves the absolute right to waive, in whole or part, any of the conditions to the Premium Offer set forth in the Premium Offer Prospectus or in this Letter of Transmittal.

        9.     No Conditional Tender

        No alternative, conditional, irregular or contingent tender of PIES or transmittal of this Letter of Transmittal, other than in accordance with the terms and conditions set forth herein and in the Premium Offer Prospectus, will be accepted.

        10.   Request for Assistance or Additional Copies

        Requests for assistance or for additional copies of the Premium Offer Prospectus or this Letter of Transmittal may be directed to the information agent, The Altman Group, Inc., toll-free at (800) 461-9316. Beneficial owners of PIES may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Premium Offer.

        11.   Incorporation of Letter of Transmittal

        This Letter of Transmittal shall be deemed to be incorporated in and acknowledged and accepted by any tender through the DTC's automated tender offer program procedures by an DTC participant on behalf of itself and the beneficial owners of any PIES so tendered

        12.   Withdrawal

        Tenders may be withdrawn only pursuant to the limited withdrawal rights set forth in the section of the Premium Offer Prospectus entitled "The Premium Offer—Withdrawals of Tenders."

        IMPORTANT: THIS LETTER OF TRANSMITTAL OR A MANUALLY SIGNED FACSIMILE HEREOF (TOGETHER WITH THE PIES DELIVERED BY BOOK-ENTRY TRANSFER) OR A PROPERLY TRANSMITTED AGENT'S MESSAGE IF THE PIES WERE TENDERED PURSUANT TO DTC'S AUTOMATED TENDER OFFER PROGRAM MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

SUBSTITUTE Form W-9 Department of the Treasury Internal Revenue Service Payer's Request for Taxpayer Identification Number (TIN)

PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW
Name
Business Name
Please check appropriate box:
☐ Individual/Sole Proprietor
☐ Partnership
☐ Corporation
☐ Other
Address
City, State, Zip Code

Part I—Social Security Number OR Employer Identification Number
(If awaiting TIN, write "Applied For")
Part II—For Payees exempt from backup withholding, see the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9, check the Exempt box below, and complete the Substitute Form W-9.
Exempt ☐

Certification—Under penalties of perjury, I certify that:

(1)
The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

(2)
I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

(3)
I am a U.S. Person (including a U.S. Resident alien).

        Certification Instructions—You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item (2) does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct TIN. (Also see instructions in the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.)

SIGNATURE:
DATE:

NOTE:
FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE PREMIUM OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL INSTRUCTIONS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE "APPLIED FOR" IN PART I OF THE SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

        I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days, 28% of all reportable payments made to me will be withheld until I provide a taxpayer identification number.

SIGNATURE:
DATE:

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER.    Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer Identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the Payer.

For this type of account:		Give NAME and SOCIAL SECURITY number (SSN) of:

1.	Individual	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)
4.	(a) The usual revocable savings trust (grantor is also trustee)	The grantor—trustee(1)
	(b) So-called trust account that is not a legal or valid trust under state law	The actual owner(1)
5.	Sole proprietorship or single-owner LLC	The owner(3)

6.	A valid trust, estate, or pension trust	The legal entity (Do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)(4)
7.	Corporation or LLC electing corporate status under Form 8832	The corporation
8.	Association, club, religious, charitable, educational or other tax—exempt organization	The organization
9.	Partnership	The partnership
10.	A broker or registered nominee	The broker or nominee
11.	Account with the Department of Agriculture in the name of a public entity (such as State or local government, school district, or prison) that receives agricultural program payments.	The public entity

(1)
List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.

(2)
Circle the minor's name and furnish the minor's SSN.

(3)
You must show your individual name, but you may also enter your business or "DBA" name. You may use either your SSN or EIN (if you have one).

(4)
List first and circle the name of the legal trust, estate, or pension trust.

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

QuickLinks

AQUILA, INC. LETTER OF TRANSMITTAL
METHOD OF DELIVERY
SPECIAL ISSUANCE INSTRUCTIONS (See Instructions 4 and 5)
SPECIAL DELIVERY INSTRUCTIONS (See Instructions 4 and 5)
IMPORTANT PLEASE SIGN HERE (Complete Accompanying Substitute Form W-9)
SIGNATURE GUARANTEE (If Required by Instruction 3)
INSTRUCTIONS FORMING PART OF THE TERMS AND CONDITIONS OF THE PREMIUM OFFER
CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9